TRANSACTIONS WITH AFFILIATES AND OTHER RELATED PARTIES	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
TRANSACTIONS WITH AFFILIATES

Former Executive Officer. In June 2011, Richard W. McCullough resigned from his positions as our Chief Executive Officer and the Chairman of the Board, effective immediately. In connection with his resignation, in July 2011, Mr. McCullough and the Company executed a separation agreement, whereby Mr. McCullough will receive those benefits to which he was entitled under Section 7(d) of his employment agreement, dated as of April 19, 2010, including without limitation, separation compensation in the amount of $4.1 million, less required withholdings, his annual non-qualified deferred supplemental retirement benefit equal to $30,000 for each of the years 2012 through 2021 (not accelerated), less required withholdings, continued coverage under the Company’s group health plans at the Company’s cost for a period equal to the lesser of 18 months or such period ending as of the date Mr. McCullough is eligible to participate in another employer’s group health plan, immediate vesting of any unvested Company stock options, SARs and restricted stock and issuance of shares representing the vested portion of his 2009 performance share awards. Related to this separation agreement, the statement of operations for 2011 reflects a charge to general and administrative expense of $6.7 million.

PDCM and Affiliated Partnerships. Our Gas Marketing segment markets the natural gas produced by PDCM and our affiliated partnerships in the Eastern Operating Region.

Amounts due from/to the affiliated partnerships are primarily related to derivative positions and, to a lesser extent, unbilled well lease operating expenses, and costs resulting from audit and tax preparation services. We have entered into derivative instruments on behalf of our affiliated partnerships for their estimated production.

The following table presents amounts included in our consolidated statement of operations related to the marketing of natural gas on behalf of PDCM and our affiliated partnerships and amounts included in our consolidated balance sheet related to the derivative instruments we entered into on behalf of our affiliated partnerships:

	As of/Year Ended December 31,
	2012	2011	2010
	(in thousands)

PDCM:
Sales from natural gas marketing	$11,105	$9,735	$4,298
Cost of natural gas marketing	10,888	9,544	4,214
Affiliated Partnerships:
Sales from natural gas marketing	535	1,276	651
Cost of natural gas marketing	524	1,251	638
Receivable from affiliates	2,140	6,163	14,616
Payable to affiliates	4,707	14,152	20,342

We provide certain well operating and administrative services for PDCM. Amounts billed to PDCM for these services were $12.1 million, $10.4 million and $11.1 million in 2012, 2011 and 2010, respectively. Our statements of operations include only our proportionate share of these billings. The following table presents the statement of operations line item in which our proportionate share is recorded and the amount for each of the periods presented.

	Year Ended December 31,
Statement of Operations Line Item	2012	2011	2010
	(in thousands)

Production Costs	$3,945	$3,441	$3,862
Exploration Expense	492	430	883
General and Administrative Expense	1,630	1,543	1,899